Templeton Variable
Annuity Fund

--------------------------------------------------------------------------------

Your Fund's Objective:

The Templeton Variable Annuity Fund seeks long-term capital growth through a flexible policy of investing primarily in stocks and debt obligations of companies and governments of any nation.

--------------------------------------------------------------------------------

February 15, 1996

Dear Contract Owner:

We are pleased to bring you the annual report of the Templeton Variable Annuity Fund for the period ended December 31, 1995.

The past fiscal year was characterized by unexpected advances in developed markets and volatility in emerging markets. Falling interest rates, relatively low inflation, strong corporate earnings, and an increased flow of capital into mutual funds benefited many stock and bond markets worldwide.

These conditions proved particularly bullish for U.S. stocks as the Dow Jones Industrial Average/(R)/ reached record highs, with a gain for the year of more than 36%.* The U.S. financial services, banking, insurance, and pharmaceutical sectors performed extremely well during this time, which prompted us to sell shares of holdings such as Amerifed Financial Corp., BankAmerica Corp., CCP Insurance Inc., and Pfizer Inc. at significant gains. We also recognized gains by selling shares of MCI



*Total return, calculated by Wilshire Associates, Inc., includes reinvested dividends. One cannot invest directly in an index.

Communications Corp. and Nike Inc. Over the course of the year, our overall U.S. exposure decreased, from 34.1% of total net assets on December 31, 1994 to 31.1% on December 31, 1995. Although we were net sellers of U.S. stocks during the year, we did purchase additional shares of Federated Department Stores Inc., one of the nation's largest department store operators, and initiated a position in Summit Properties Inc., a real estate investment trust (REIT) with operations in shopping centers, industrial buildings and apartments in the U.S. and Canada.

European equity markets turned in mixed performances during the fiscal year. Markets in Switzerland, Sweden, and Spain posted impressive results, while Germany's and Finland's were lackluster partly because their local currencies appreciated versus the U.S. dollar. These stronger currencies lowered profits from international trade and made some companies more vulnerable to foreign competition. However, some companies thrived. For instance, many European banking institutions were able to improve their balance sheets, which increased earnings and benefited their stocks' prices. Pharmaceutical stocks also rebounded due to strong earnings, and mergers and restructurings within the industry. Believing that this sector was undervalued after a difficult 1994, we pur-


--------------------------------------------------------------------------------

Templeton Variable
Annuity Fund

Geographic Distribution on 12/31/95
Based on Total Net Assets

                           [PIE CHART APPEARS HERE]

         Europe                       41.7%
         United States                31.1%
         Latin America                 9.1%
         Asia                          7.4%
         Australia/New Zealand         6.5%
         Canada                        1.8%
         Short-Term Obligations &
          Other Net Assets             2.4%


chased shares of Pharmacia AB, a Swedish pharmaceutical manufacturer that recently merged with Upjohn, and Ciba-Geigy AG, a Swiss chemical and pharmaceutical company. During the reporting period, the Fund's European exposure increased, from 32.3% to 41.7% of total net assets.

The performances of Asian equity markets also varied during the reporting period. Japan's market experienced a small loss, while the Australian and New Zealand markets posted gains in excess of 10%. Although uncertainty surrounding Hong Kong's 1997 reversion to China, and threats of trade wars between China and the U.S., had a negative effect on the Hong Kong stock market initially, it rebounded to end the year with a gain of more than 20%. Responding to Hong Kong's strengthening market later in the year, we sold a portion of our position in Hutchison Whampoa Ltd. for a sizable gain.

Emerging markets suffered considerably from a sharp selloff in 1995 as the negative effects of Mexico's December 1994 currency devaluation, and subsequent decline of its equity market, spread to other developing markets. As a result of this crisis, many governments throughout Latin America were confronted with mounting pressures to support their local currencies. Because we felt that 1994 valuations were rather high, we were in the process of trimming our Latin American holdings as this situation unfolded, which mitigated the effects these declines had on the Fund's holdings in this region. Although we had not foreseen declines in these markets, we did take advantage of them by purchasing shares of Madeco Manufacturera de Cobre SA, a Chilean manufacturer of telecommunication cables and wires, and Telefonica de Argentina SA, an Argentine telecommunications company. At the end of the year, we were cautious concerning our exposure to Latin America, but were beginning to find additional bargains in countries such as Brazil, Argentina and Chile.

--------------------------------------------------------------------------------

Templeton Variable Annuity Fund

Top 10 Holdings on 12/31/95
Based on Total Net Assets

                                                                      % of Total
Company, Industry, Country                                            Net Assets
--------------------------------------------------------------------------------
Telebras-Telecomunicacoes
Brasileiras SA, pfd.;
Telecommunications, Brazil                                            3.1%
--------------------------------------------------------------------------------
News International PLC;
Broadcasting & Publishing, Australia                                  2.9%
--------------------------------------------------------------------------------
Banque Nationale de Paris;
Banking, France                                                       2.8%
--------------------------------------------------------------------------------
Federal National Mortgage Assn.;
Financial Services, U.S.                                              2.6%
--------------------------------------------------------------------------------
Chemical Banking Corp.; Banking, U.S.                                 2.5%
--------------------------------------------------------------------------------
BBC Brown Boveri Ltd., br.;
--------------------------------------------------------------------------------
Electrical & Electronics, Switzerland                                 2.5%
--------------------------------------------------------------------------------
Federated Department Stores Inc.;
Merchandising, U.S.                                                   2.3%
--------------------------------------------------------------------------------
Bayer AG; Chemicals, Germany                                          2.3%
--------------------------------------------------------------------------------
NationsBank Corp.; Banking, U.S.                                      2.1%
--------------------------------------------------------------------------------
Ecco SA; Business & Public
Services, France                                                      2.0%
--------------------------------------------------------------------------------

For a complete list of portfolio holdings, please see page 7 of this report.


This discussion reflects the strategies we employed for the Fund during the past fiscal year, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings, may change in light of new circumstances as they arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

Looking forward, we believe that global interest rates should continue to trend downward, which would be beneficial to financial markets. In our opinion, the U.S. Federal Reserve Board may ease monetary policy further if inflation remains subdued, and European economic conditions should be characterized by a mix of modest growth and low inflation, with the added benefit of ongoing fiscal reforms in a broad range of markets. There are, of course, special risks involved with global investing related to market, currency, economic, political, and other factors; developing markets involve similar but heightened risks. These risks are discussed in the prospectus.

As always, we will continue to build and improve our ability to serve investors while maintaining the traditional values and principles that have served our clients well for so long. We appreciate your participation in the Templeton Variable Annuity Fund and welcome any comments or suggestions you may have.

Sincerely,

/s/ Mark R. Beveridge

Mark R. Beveridge, CFA, CIC
Portfolio Manager
Templeton Variable Annuity Fund

Performance Summary

The Templeton Variable Annuity Fund delivered a total return of 25.49% for the one-year period ended December 31, 1995. Total return represents the change in the Fund's share price, as measured by net asset value, and includes reinvestment of dividends and capital gains. It does not include deductions at the Fund or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract for which the Fund serves as an underlying investment vehicle.

The graph to the right compares the Fund's performance since inception with the performance of the unmanaged Morgan Stanley Capital International (MSCI) World Index. It also shows how an investment in the Fund over the same period has kept your purchasing power ahead of inflation, as measured by the Consumer Price Index (CPI). As you can see, the Fund has significantly outpaced both indices over the past four years. Please remember that the Fund's performance differs from that of an index because an index does not contain cash (the Fund generally carries a certain percentage of cash at any given time) and includes no management fees or other expenses. Of course, one cannot invest directly in an index.

--------------------------------------------------------------------------------

TEMPLETON VARIABLE ANNUITY FUND
Total Return Index Comparison
$10,000 Investment (2/16/88-12/31/95)


           [GRAPH APPEARS HERE SHOWING COMPARISON BETWWEEN TEMPLETON
               VARIABLE ANNUITY FUND /1/, MSCI WORLD INDEX /2/
                  AND CONSUMER PRICE INDEX /3/]

                                                2/88              12/95
                                             ---------          ---------
Templeton Variable Annuity Fund              $ 10,000           $ 30,243

MSCI World Index                               10,000             20,927

Consumer Price Index                           10,000             13,256


1. Total return measures the change in the Fund's net asset value over the period shown, assuming reinvestment of dividends and capital gains. It does not include deductions at the Fund or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract for which the Fund serves as an underlying investment vehicle. Past performance is not predictive of future results.

2. Index is unmanaged and includes reinvested dividends.

3. Source: U.S. Bureau of Labor Statistics.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Templeton Variable Annuity Fund
Periods ended 12/31/95
                                              Since
                                              Inception
                        One-Year   Five-Year  (2/16/88)
Average Annual
Total Return/1/          25.49%     19.37%     15.10%
Cumulative
Total Return/2/          25.49%    142.31%    202.43%

1. Average annual total return represents the average annual increase in the value of an investment and assumes reinvestment of dividends and capital gains.

2. Cumulative total return represents the change in the Fund's net asset value and assumes reinvestment of dividends and capital gains.

Note: Total return figures do not include deductions at the Fund or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract for which the Fund serves as an underlying investment vehicle. Investment return and principal value will fluctuate with market conditions, currencies and the economic and political climates of the countries where investments are made, and shares, when redeemed, may be worth more or less than their initial cost. Past performance is not indicative of future results.

Templeton Variable Annuity Fund
Financial Highlights

--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE (For a share outstanding throughout the year)

                                           YEAR ENDED DECEMBER 31
                                    ------------------------------------------
                                     1995     1994      1993     1992    1991
                                    -------  -------   -------  ------  ------
Net asset value, beginning of year  $ 17.96  $ 19.50   $ 14.99  $15.20  $11.76
                                    -------  -------   -------  ------  ------
Income from investment operations:
 Net investment income                  .32      .21       .24     .37     .31
 Net realized and unrealized gain
  (loss)                               3.89     (.96)     5.31    1.16    3.58
                                    -------  -------   -------  ------  ------
Total from investment operations       4.21     (.75)     5.55    1.53    3.89
                                    -------  -------   -------  ------  ------
Distributions:
 Dividends from net investment in-
  come                                 (.20)     --       (.24)   (.39)   (.29)
 Distributions from net realized
  gains                               (1.35)    (.79)     (.80)  (1.33)   (.16)
 Distributions from other sources       --       --        --     (.02)    --
                                    -------  -------   -------  ------  ------
Total distributions                   (1.55)    (.79)    (1.04)  (1.74)   (.45)
                                    -------  -------   -------  ------  ------
Change in net asset value              2.66    (1.54)     4.51    (.21)   3.44
                                    -------  -------   -------  ------  ------
Net asset value, end of year        $ 20.62  $ 17.96   $ 19.50  $14.99  $15.20
                                    =======  =======   =======  ======  ======
TOTAL RETURN*                        25.49%    (4.06)%  37.24%  10.17%  33.29%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)       $14,120  $12,569   $12,698  $9,258  $9,147
Ratio of expenses to average net
 assets                               1.06%    1.49%     1.37%   1.52%   1.62%
Ratio of expenses, net of reim-
 bursement, to average net assets     1.00%    1.00%     1.00%   1.00%   1.00%
Ratio of net investment income to
 average net assets                   1.62%    1.09%     1.36%   2.06%   2.33%
Portfolio turnover rate              33.64%   19.85%    22.13%  27.86%  25.84%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE FUND OR CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE.


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Variable Annuity Fund
Investment Portfolio, December 31, 1995

--------------------------------------------------------------------------------

INDUSTRY  ISSUE                                COUNTRY  SHARES      VALUE

----------------------------------------------------------------------------
COMMON STOCKS: 94.5%
----------------------------------------------------------------------------
Appliances & Household Durables: 1.7%
          Sony Corp.                             Jpn.      4,000 $   239,725
----------------------------------------------------------------------------
Automobiles: 2.7%
          General Motors Corp.                   U.S.      4,000     208,500
          Volvo AB, B                            Swe.      8,600     176,080
                                                                 -----------
                                                                     384,580
----------------------------------------------------------------------------
Banking: 14.6%
          BankAmerica Corp.                      U.S.      3,000     194,250
          Bankinter SA                            Sp.      1,400     136,191
          Banque Nationale de Paris               Fr.      8,000     360,874
          Banque Nationale de Paris, ADR, 144A    Fr.        700      31,576
          Barnett Banks Inc.                     U.S.      1,500      88,500
          Chemical Banking Corp.                 U.S.      6,000     352,500
          HSBC Holdings PLC                      H.K.     12,327     186,519
          National Australia Bank Ltd.           Aus.     14,000     125,907
          NationsBank Corp.                      U.S.      4,200     292,425
          Sparbanken Sverige AB, A, 144A         Swe.      7,900     100,498
          Unidanmark AS, A                       Den.      3,700     183,109
                                                                 -----------
                                                                   2,052,349
----------------------------------------------------------------------------
Broadcasting & Publishing: 2.9%
          News International PLC                 Aus.     87,200     415,741
----------------------------------------------------------------------------
Building Materials & Components: 0.7%
          Pioneer International Ltd.             Aus.     37,000      95,426
----------------------------------------------------------------------------
Business & Public Services: 5.6%
          Columbia Healthcare Corp.              U.S.      2,475     125,606
          Ecco SA                                 Fr.      1,875     283,720
          *Healthcare Services Group Inc.        U.S.      5,550      52,031
          Wheelabrator Technologies Inc.         U.S.     11,000     184,250
          WMX Technologies Inc.                  U.S.      5,000     149,375
                                                                 -----------
                                                                     794,982
----------------------------------------------------------------------------
Chemicals: 6.3%
          Akzo Nobel NV                         Neth.      2,000     231,696
          Bayer AG                               Ger.      1,200     318,650
          Rhone-Poulenc SA, A                     Fr.      8,200     175,654
          Solvay SA                              Bel.        300     162,844
                                                                 -----------
                                                                     888,844
----------------------------------------------------------------------------

Templeton Variable Annuity Fund
Investment Portfolio, December 31, 1995 (cont.)

--------------------------------------------------------------------------------

INDUSTRY  ISSUE                                    COUNTRY  SHARES      VALUE

--------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
--------------------------------------------------------------------------------
Data Processing & Reproduction: 1.8%
          *Cap Gemini Sogeti SA, wts.                 Fr.        187 $        21
          *Newbridge Networks Corp.                  Can.      6,000     248,250
                                                                     -----------
                                                                         248,271
--------------------------------------------------------------------------------
Electrical & Electronics: 5.0%
          Alcatel Alsthom SA                          Fr.      1,000      86,216
          BBC Brown Boveri Ltd., br.                Swtz.        300     348,505
          *DSC Communications Corp.                  U.S.      3,400     125,375
          Hitachi Ltd.                               Jpn.     15,000     151,038
                                                                     -----------
                                                                         711,134
--------------------------------------------------------------------------------
Electronic Components & Instruments: 0.8%
          Intel Corp.                                U.S.      2,000     113,500
--------------------------------------------------------------------------------
Energy Sources: 4.0%
          Societe Elf Aquitane SA                     Fr.      2,600     191,562
          Total SA, B                                 Fr.      2,800     188,973
          Transportadora de Gas del Sur SA, ADR B    Arg.     14,000     180,250
                                                                     -----------
                                                                         560,785
--------------------------------------------------------------------------------
Financial Services: 4.6%
          Dean Witter Discover & Co.                 U.S.      6,000     282,000
          Federal National Mortgage Assn.            U.S.      3,000     372,375
                                                                     -----------
                                                                         654,375
--------------------------------------------------------------------------------
Food & Household Products: 3.2%
          Burns Philp & Co. Ltd.                     Aus.     78,550     175,731
          *Grupo Embotellador de Mexico SA, B        Mex.     10,500      16,740
          Nestle SA                                 Swtz.        230     254,426
                                                                     -----------
                                                                         446,897
--------------------------------------------------------------------------------
Forest Products & Paper: 3.2%
          *Asia Pacific Resources International, A  Indo.     20,000      95,000
          Carter Holt Harvey Ltd.                    N.Z.     44,226      95,412
          Enso Gutzeit OY, R                         Fin.     12,000      79,943
          Stora Kopparbergs Bergslags AB, B          Swe.     15,000     179,527
                                                                     -----------
                                                                         449,882
--------------------------------------------------------------------------------
Health & Personal Care: 5.1%
          Astra AB, B                                Swe.      4,200     166,294
          Ciba-Geigy AG                             Swtz.        200     175,986

Templeton Variable Annuity Fund
Investment Portfolio, December 31, 1995 (cont.)

--------------------------------------------------------------------------------

INDUSTRY  ISSUE                                                 COUNTRY  SHARES      VALUE

---------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------
Health & Personal Care (cont.)
          *Pharmacia & Upjohn                                     U.S.      4,000 $   155,000
          SmithKline Beecham PLC, ADR                             U.K.      4,100     227,550
                                                                                  -----------
                                                                                      724,830
---------------------------------------------------------------------------------------------
Industrial Components: 1.4%
          Madeco Manufacturera de Cobre SA, ADR                  Chil.      7,500     202,500
---------------------------------------------------------------------------------------------
Insurance: 5.1%
          Aegon NV                                               Neth.      3,750     166,188
          Aetna Life & Casualty Co.                               U.S.      4,000     277,000
          ING Group NV                                           Neth.      2,000     133,824
          Torchmark Corp.                                         U.S.      3,000     135,750
                                                                                  -----------
                                                                                      712,762
---------------------------------------------------------------------------------------------
Leisure & Tourism: 1.3%
          Kuoni Reisen Holding AG, B                             Swtz.        115     184,439
---------------------------------------------------------------------------------------------
Merchandising: 4.7%
          *Federated Department Stores Inc. (Delaware)            U.S.     12,000     330,000
          Home Depot Inc.                                         U.S.      4,000     191,500
          Limited Inc.                                            U.S.      8,200     142,475
                                                                                  -----------
                                                                                      663,975
---------------------------------------------------------------------------------------------
Multi-Industry: 2.6%
          Hutchison Whampoa Ltd.                                  H.K.     25,500     155,325
          Jardine Matheson Holdings Ltd. (Singapore)              H.K.     30,135     206,425
                                                                                  -----------
                                                                                      361,750
---------------------------------------------------------------------------------------------
Real Estate: 1.4%
          Summit Properties Inc., REIT                            U.S.      9,700     192,788
---------------------------------------------------------------------------------------------
Telecommunications: 7.4%
          Alcatel Cable SA                                         Fr.      2,946     212,964
          Compania de Telecomunicaciones de Chile SA, ADR        Chil.        900      74,588
          STET (Sta Finanziaria Telefonica Torino) SPA, di Risp   Itl.     55,000     112,060
          Telefonica de Argentina SA, B, ADR                      Arg.      3,000      81,750
          Telefonica de Espana SA, ADR                             Sp.      4,200     175,875
          Telmex-Telefonos de Mexico SA, L, ADR                   Mex.      7,300     232,688
          *Worldcom Inc.                                          U.S.      4,300     151,575
                                                                                  -----------
                                                                                    1,041,500
---------------------------------------------------------------------------------------------

Templeton Variable Annuity Fund
Investment Portfolio, December 31, 1995 (cont.)

--------------------------------------------------------------------------------

INDUSTRY  ISSUE                                                          COUNTRY     SHARES        VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS: 94.5%
------------------------------------------------------------------------------------------------------------
Textiles & Apparel: 1.3%
          *Fruit of the Loom Inc., A                                       U.S.        7,457    $   181,764
          PT Indorama Synthetics, fgn.                                    Indo.        2,000          7,238
                                                                                                -----------
                                                                                                    189,002
------------------------------------------------------------------------------------------------------------
Transportation: 0.6%
          *Bremer Vulkan Verbund AG                                        Ger.        3,100         86,468
------------------------------------------------------------------------------------------------------------
Utilities Electrical & Gas: 6.5%
          *CEZ                                                             Csk.        3,600        130,143
          Electricidad de Caracas                                         Venz.       77,028         52,638
          Endesa- Empresa Nacional de Electricidad SA, ADR                  Sp.        3,600        206,100
          Evn Energie-Versorgung Niederoesterreich AG                     Aust.        1,600        219,547
          Southern Co.                                                     U.S.        4,000         98,500
          VEBA AG                                                          Ger.        5,000        214,079
                                                                                                -----------
                                                                                                    921,007
                                                                                                -----------
TOTAL COMMON STOCKS (cost $9,659,816)                                                            13,337,512
------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: 3.1%
------------------------------------------------------------------------------------------------------------
          Telebras-Telecomunicacoes Brasileiras SA, pfd.                  Braz.    8,196,267        394,655
          Telebras-Telecomunicacoes Brasileiras SA, pfd., ADR             Braz.        1,000         47,375
                                                                                                -----------
TOTAL PREFERRED STOCKS (cost $228,727)                                                              442,030
------------------------------------------------------------------------------------------------------------
                                                                                  PRINCIPAL IN
                                                                                 LOCAL CURRENCY
------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 2.5% (cost $353,627)
------------------------------------------------------------------------------------------------------------
          U.S. Treasury Bills, 4.82% to 5.32% with maturities to 2/15/96   U.S.      355,000        353,869
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS: 100.1% (cost $10,242,170)                                                     14,133,411
OTHER ASSETS, LESS LIABILITIES: (0.1)%                                                              (13,674)
                                                                                                -----------
TOTAL NET ASSETS: 100.0%                                                                        $14,119,737
                                                                                                ===========

* NON-INCOME PRODUCING.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Variable Annuity Fund
Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995

Assets:
 Investments in securities, at value (identified cost $10,242,170) $14,133,411
 Cash                                                                    8,311
 Receivables:
  Investment securities sold                                           554,369
  Expense reimbursement                                                  5,478
  Dividends                                                             17,798
                                                                   -----------
   Total assets                                                     14,719,367
                                                                   -----------
Liabilities:
 Payable for investment securities purchased                           548,587
 Accrued expenses                                                       51,043
                                                                   -----------
   Total liabilities                                                   599,630
                                                                   -----------
Net assets, at value                                               $14,119,737
                                                                   ===========
Net assets consist of:
 Undistributed net investment income                               $   215,429
 Net unrealized appreciation                                         3,889,491
 Accumulated net realized gain                                       1,939,097
 Net capital paid in on shares of beneficial interest                8,075,720
                                                                   -----------
Net assets, at value                                               $14,119,737
                                                                   ===========
Shares outstanding                                                     684,748
                                                                   ===========
Net asset value per share
 ($14,119,737 / 684,748)                                           $     20.62
                                                                   ===========



STATEMENT OF OPERATIONS
for the year ended December 31, 1995

Investment income:
 (net of $18,724
 foreign taxes withheld)
 Dividends                                            $ 289,468
 Interest                                                63,794
                                                      ---------
  Total income                                                    $ 353,262
Expenses:
 Management fees (Note 3)                                67,417
 Administrative fees (Note 3)                            20,222
 Custodian fees                                           7,386
 Reports to shareholders                                 16,000
 Audit fees                                              21,100
 Legal fees (Note 3)                                     10,250
 Trustees' fees and expenses                                100
 Other                                                      596
                                                      ---------
  Total expenses                                        143,071
 Less expenses reimbursed
  (Note 3)                                               (8,584)
                                                      ---------
  Total expenses less reimbursement                                 134,487
                                                                 ----------
   Net investment income                                            218,775
Realized and unrealized gain (loss):
 Net realized gain (loss) on:
  Investments                                         1,951,496
  Foreign currency transactions                          (9,265)
                                                      ---------
                                                      1,942,231
Net unrealized appreciation (depreciation) on:
 Investments                                            888,829
 Foreign currency translations of other assets and
  liabilities                                            (1,750)
                                                      ---------
                                                        887,079
                                                      ---------
   Net realized and
    unrealized gain                                               2,829,310
                                                                 ----------
Net increase in net assets resulting from operations             $3,048,085
                                                                 ==========

                    SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Variable Annuity Fund
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31, 1995 and 1994

                                                       1995         1994
                                                    -----------  -----------
Increase (decrease) in net assets:
 Operations:
  Net investment income                             $   218,775  $   145,533
  Net realized gain on investment and foreign cur-
   rency transactions                                 1,942,231      918,388
  Net unrealized appreciation (depreciation)            887,079   (1,595,023)
                                                    -----------  -----------
   Net increase (decrease) in net assets resulting
    from operations                                   3,048,085     (531,102)
 Distributions to shareholders:
  From net investment income                           (137,838)      (2,879)
  From net realized gain                               (930,408)    (514,109)
 Capital share transactions (Note 2)                   (428,745)     919,033
                                                    -----------  -----------
  Net increase (decrease) in net assets               1,551,094     (129,057)
Net assets:
 Beginning of year                                   12,568,643   12,697,700
                                                    -----------  -----------
 End of year                                        $14,119,737  $12,568,643
                                                    ===========  ===========



                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Variable Annuity Fund
Notes to Financial Statements

-------------------------------------------------------------------------------

1. SUMMARY OF ACCOUNTING POLICIES

Templeton Variable Annuity Fund (the Fund) is a Massachusetts business trust and an open-end, diversified management investment company registered under the Investment Company Act of 1940. The following summarizes the Fund's sig-nificant accounting policies.

a. Securities Valuations:

Securities listed or traded on a recognized national or foreign exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees.

b. Foreign Currency Transactions:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign curren-cies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customar-ily enters into a foreign exchange contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from invest-ments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

c. Income Taxes:

It is the Fund's policy to comply with the requirements of the Internal Reve-nue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

d. Security Transactions, Investment Income, Distributions and Expenses:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign secu-rities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to sharehold-ers, which are determined in accordance with income tax regulations, are re-corded on the ex-dividend date.

2. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

At December 31, 1995, there were an unlimited number of shares of beneficial interest authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                        YEAR ENDED            YEAR ENDED
                                     DECEMBER 31, 1995     DECEMBER 31, 1994
                                    --------------------  --------------------
                                    SHARES     AMOUNT     SHARES     AMOUNT
                                    -------  -----------  -------  -----------
     Shares sold                     17,647  $   325,840  103,790  $ 1,963,386
     Shares issued on reinvestment
      of distributions               64,121    1,068,246   27,282      516,988
     Shares redeemed                (96,898)  (1,822,831) (82,327)  (1,561,341)
                                    -------  -----------  -------  -----------
     Net increase (decrease)        (15,130) $  (428,745)  48,745  $   919,033
                                    =======  ===========  =======  ===========

Templeton Variable Annuity Fund
Notes to Financial Statements (cont.)

-------------------------------------------------------------------------------

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the fund are also directors of Templeton Investment Coun-sel, Inc. (TICI), and Templeton Funds Annuity Company (TFAC), the Fund's in-vestment manager, and administrative manager, respectively.

The Fund pays monthly an investment management fee to TICI equal, on an annual basis, to 0.50% of the average daily net assets of the Fund, reduced to 0.45% of such average daily net assets in excess of $200 million, and to 0.40% of such net assets in excess of $1.3 billion.

The Fund pays to TFAC an administrative fee equivalent to 0.15% of the average daily net assets of the Fund during the year, reduced to 0.135% of such net assets in excess of $200 million, to 0.10% of such net assets in excess of $700 million, and to 0.075% of such assets in excess of $1.2 billion. TFAC has voluntarily agreed to limit the total expenses of the Fund to an annual rate of 1.00% of the Fund's average net assets through the period ended May 1, 1996. The amount of the reimbursement is set forth in the Statement of Opera-tions.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees of $10,250 for the year ended December 31, 1995.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1995 aggregated $4,200,467 and $4,789,938, respective-ly. The cost of securities for federal income tax purposes is the same as that shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.

At December 31, 1995, the aggregate gross unrealized appreciation and depreci-ation of portfolio securities, based on cost for federal income tax purposes, was as follows:

     Unrealized appreciation      $4,182,044
     Unrealized depreciation        (290,803)
                                  ----------
     Net unrealized appreciation  $3,891,241
                                  ==========

Templeton Variable Annuity Fund
Independent Auditor's Report

-------------------------------------------------------------------------------
The Board of Trustees and Shareholders
Templeton Variable Annuity Fund

We have audited the accompanying statement of assets and liabilities, includ-ing the investment portfolio, of Templeton Variable Annuity Fund as of Decem-ber 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the pe-riod then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of De-cember 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant esti-mates made by management, as well as evaluating the overall financial state-ment presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tem-pleton Variable Annuity Fund as of December 31, 1995, the results of its oper-ations, the changes in its net assets and the financial highlights for the pe-riods indicated, in conformity with generally accepted accounting principles.

                                       /s/ McGladrey + Pullen, LLP

New York, New York
January 31, 1996

Templeton Funds Retirement Annuity Separate Account
Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995

Assets
 Investment in Templeton Variable Annuity Fund, at value (cost
  $8,458,143)                                                  $11,264,697
 Receivable from Templeton Funds Annuity Company                    17,503
                                                               -----------
Net assets                                                     $11,282,200
                                                               ===========
Net assets attributable to annuitants--
 Annuity reserves (Note 1)                                     $11,282,200
                                                               ===========

STATEMENT OF OPERATIONS
for the year ended December 31, 1995

Investment Income:
Income:
 Dividend distributions                       $  110,058
 Capital gains distributions                     742,890
                                              ----------
  Total income                                   852,948
Expenses:
 Periodic charge (Note 2)                        119,140
                                              ----------
Net investment income                            733,808
                                              ----------
Realized and unrealized gain on investments:
 Net realized gain on investments                436,311
 Unrealized appreciation                       1,155,950
                                              ----------
 Net gain on investments                       1,592,261
                                              ----------
Net increase in net assets from operations    $2,326,069
                                              ==========

STATEMENTS OF CHANGES IN NET ASSETS for the years ended December 31, 1995 and
1994

                                                          1995         1994
                                                       -----------  -----------
Increase (decrease) in net assets from operations:
 Net investment income                                 $   733,808  $   340,663
 Net realized gain on investments                          436,311      469,901
 Unrealized appreciation (depreciation)                  1,155,950   (1,356,713)
                                                       -----------  -----------
  Net increase (decrease) in net assets from
   operations                                            2,326,069     (546,149)
                                                       -----------  -----------
Annuity unit transactions:
 Proceeds from units sold                                  228,833      350,411
 Annuity payments                                       (1,368,267)  (1,274,550)
Increase in annuity reserves for mortality experience
 (Note 1)                                                   63,847        9,728
                                                       -----------  -----------
 Net decrease in net assets derived from annuity unit
  transactions                                          (1,075,587)    (914,411)
                                                       -----------  -----------
  Total increase (decrease) in net assets                1,250,482   (1,460,560)
Net Assets:
 Beginning of year                                      10,031,718   11,492,278
                                                       -----------  -----------
 End of year                                           $11,282,200  $10,031,718
                                                       ===========  ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Funds Retirement Annuity Separate Account
Notes to Financial Statements

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

The Templeton Funds Retirement Annuity Separate Account (the Separate Account) was established on February 4, 1987 by resolution of the Board of Directors of Templeton Funds Annuity Company (the Company) and is registered under the In-vestment Company Act of 1940 as a unit investment trust. The Separate Account is sold exclusively for use with the Templeton Retirement Annuity, an immediate variable annuity designed for distributing the benefits of tax deferred retire-ment plans. The Separate Account invests all its assets in the Templeton Vari-able Annuity Fund (the Fund). The following is a summary of significant ac-counting policies followed by the Separate Account in the preparation of its financial statements.

a. Valuation of Securities:

Investment in shares of the Fund are carried in the Statement of Assets and Li-abilities at net asset value (market value).

b. Dividends:

Dividend income and capital gain distributions are recorded as income on the ex-dividend date and reinvested in additional shares of the Fund.

c. Income Taxes:

Operations of the Separate Account form a part of the Company, which is taxed as a life insurance company under the Internal Revenue Code (the Code). Under current law, no federal income taxes are payable with respect to the Separate Account. Under the principles set forth in Internal Revenue Service Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, the Company un-derstands that it will be treated as owner of the assets invested in the Sepa-rate Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in an Annuitant's gross income until amounts are received pursuant to an Annuity.

d. Annuity Reserves:

Annuity reserves are computed according to the 1983a Blended Unisex Mortality Table, with a 50% male/female content. The assumed interest rates are 9%, 7% and 3%. Charges to annuity reserves for mortality experience are reimbursed to the Company if the reserves required are less than originally estimated. If ad-ditional reserves are required, the Company reimburses the Separate Account.

2. PERIODIC CHARGE

The Company assesses a Periodic Charge against the Separate Account, equal on an annual basis to 1.1% of Separate Account assets. The Periodic Charge, in the following amounts, compensates the Company for expenses of administering the Separate Account and for assuming the risks that mortality experience will be lower than the rate assumed and that expenses will be greater than what is as-sumed: 0.3% of average annual net assets to cover expenses, 0.3% to cover ex-pense risk and 0.5% to cover the mortality risk. The Periodic Charge is guaran-teed as to Annuities issued prior to the effective date of any change in the Periodic Charge.

3. INVESTMENT TRANSACTIONS

During the year ended December 31, 1995, purchases and sales of Templeton Vari-able Annuity Fund shares aggregated $1,081,781 and $1,020,671 respectively. Re-alized gains and losses are reported on an identified cost basis.

4. CONCENTRATIONS OF CREDIT RISK

Financial instruments which potentially subject the Separate Account to concen-trations of credit risk consist of investments in the Templeton Variable Annu-ity Fund. The Fund's investment securities are managed by professional invest-ment managers within established guidelines. As of December 31, 1995, in man-agement's opinion, the Separate Account had no significant concentrations of credit risk.

Templeton Funds Retirement Annuity Separate Account
Report of Independent Accountants

--------------------------------------------------------------------------------
The Participants of Templeton Funds Retirement Annuity Separate Account

We have audited the accompanying statement of assets and liabilities of Temple-ton Funds Retirement Annuity Separate Account as of December 31, 1995, and the related statement of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 1995 and 1994. These fi-nancial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995, by correspon-dence with the Templeton Variable Annuity Fund. An audit also includes assess-ing the accounting principles used and significant estimates made by manage-ment, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Templeton Funds Retirement An-nuity Separate Account as of December 31, 1995, and the results of its opera-tions for the year then ended and the changes in its net assets for the years ended December 31, 1995 and 1994 in conformity with generally accepted account-ing principles.

                                                        Coopers & Lybrand L.L.P.

Tampa, Florida
February 9, 1996

The Franklin Templeton Group

Literature Request - Call today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.


Templeton Funds
Americas Government
Securities Fund
Developing Markets Trust
Foreign Fund
Global Infrastructure Fund
Global Opportunities Trust
Greater European Fund
Growth Fund
Growth and Income Fund
Income Fund
Latin American Fund
Real Estate
Securities Fund
Smaller Companies
Growth Fund
World Fund

Franklin Funds Seeking
Tax-Free Income
Federal Tax-Free
Income Fund
Federal Intermediate-Term
Tax-Free Income Fund
High Yield Tax-Free
Income Fund
Insured Tax-Free
Income Fund***
Puerto Rico Tax-Free
Income Fund

Franklin State-Specific
Funds Seeking Tax-Free Income
Alabama
Arizona*
Arkansas**
California*
Colorado
Connecticut
Florida*
Georgia
Hawaii**
Indiana
Kentucky
Louisiana
Maryland
Massachusetts***
Michigan***
Minnesota***
Missouri
New Jersey
New York*
North Carolina
Ohio***
Oregon
Pennsylvania
Tennessee
Texas
Virginia
Washington**

Franklin Funds
Seeking Capital Growth
California Growth Fund
DynaTech Fund
Equity Fund
Global Health
Care Fund
Gold Fund
Growth Fund
International
Equity Fund
Japan Fund
Pacific Growth Fund
Small Cap Growth Fund

Franklin Funds Seeking Growth and Income
Balance Sheet
Investment Fund
Convertible Securities Fund
Equity Income Fund
Global Utilities Fund
Income Fund
Natural Resources Fund
Premier Return Fund
Real Estate Securities Fund
Rising Dividends Fund
Strategic Income Fund
Utilities Fund

Franklin Funds Seeking
High Current Income
AGE High Income Fund
Global Government
Income Fund
Investment Grade
Income Fund
U.S. Government
Securities Fund

Franklin Funds Seeking
High Current Income and Stability of Principal
Adjustable Rate
Securities Fund
Adjustable U.S. Government Securities Fund
Short-Intermediate U.S. Government
Securities Fund

Franklin Funds for
Non-U.S. Investors
Tax-Advantaged High Yield Securities Fund
Tax-Advantaged International Bond Fund
Tax-Advantaged U.S. Government Securities Fund

Franklin Templeton Global Currency Funds
German Government
Bond Fund
Global Currency Fund
High Income Currency Fund
Hard Currency Fund

Franklin Money
Market Funds
Money Fund
Federal Money Fund
Tax-Exempt Money
Fund
California Tax-Exempt
Money Fund
New York Tax-Exempt
Money Fund
IFT U.S. Treasury Money
Market Portfolio

Franklin Fund for Corporations
Corporate Qualified
Dividend Fund

Franklin Tax-Deferred
Annuity
Franklin Valuemark
Franklin Templeton
Valuemark Income Plus
(an immediate annuity)


Fund Information: 1-800/292-9293
Account Services: 1-800/393-3001

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

*Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and a high yield portfolio (CA).

**The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

***Portfolio of insured municipal securities.

--------------------------

 TEMPLETON VARIABLE
 ANNUITY FUND

 700 Central Avenue
 St. Petersburg,
 Florida 33701

 This report must be preceded or accompanied by the prospectus of Templeton Variable Annuity Fund. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the investment manager which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

--------------------------


[RECYCLED PAPER LOGO APPEARS HERE]

TRA A95 2/96


TEMPLETON
VARIABLE
ANNUITY
FUND

Annual Report
December 31, 1995



[LOGO OF FRANKLIN TEMPLETON APPEARS HERE]